SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of report: March 22, 2004
                        (Date of earliest event reported)

                             SOUTHWEST WATER COMPANY
             (Exact name of registrant as specified in its charter)


       Delaware                   0-8176                     95-1840947
      (State of         (Commission File Number)           (IRS Employer
    Incorporation)                                        Identification No.)

                              One Wilshire Building
                       624 South Grand Avenue, Suite 2900
                       Los Angeles, California 90017-3782
          (Address of principal executive offices, including zip code)

                                 (213) 929-1800
              (Registrant's telephone number, including area code)




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ITEM 5.         OTHER EVENTS

         The following information is furnished pursuant to Item 5 "Other Events and Required FD Disclosure."

         On March 22, 2004, Southwest Water issued a press release announcing the proposed sale of 1,400,000 shares of Southwest Water's common stock, par value $.01 per share, pursuant to a Registration Statement on Form S-3 (File Nos. 333-111586). A copy of Southwest Water's press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference into Item 5.

ITEM 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS.

         (c)    Exhibits

         99.1   Press release issued by Southwest Water Company on March 22,
                2004.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 22, 2004
                                 SOUTHWEST WATER COMPANY



                                 By:  /s/ Michael Miller
                                      ------------------
                                      Michael Miller
                                      Corporate Controller (Principal Accounting
                                      Officer)